                                                                    EXHIBIT 99.4



THE SECURITIES SUBJECT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED BY THE PURCHASER THEREOF, UNLESS SOLD OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THIS UNIT PURCHASE AGREEMENT, THE LIMITED PARTNERSHIP AGREEMENT OF FERRELLGAS PARTNERS, L.P. AS IN EFFECT AT THE TIME OF SALE OR TRANSFER AND (I) SUCH SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR (II) AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND A LEGAL OPINION STATING THAT SUCH EXEMPTION IS AVAILABLE HAS BEEN SUBMITTED TO FERRELLGAS PARTNERS, L.P. BY COUNSEL TO THE HOLDER OF SUCH SECURITIES, IN FORM AND SUBSTANCE ACCEPTABLE TO FERRELLGAS PARTNERS, L.P. IN ITS SOLE DISCRETION.


                             UNIT PURCHASE AGREEMENT

         This Unit Purchase Agreement (this "Agreement") is entered into as of February 8, 2004, between Ferrellgas Partners, L.P., a Delaware limited partnership (the "Partnership"), and the stockholder of Blue Rhino Corporation, a Delaware corporation (the "Company") listed on Schedule I hereto ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that particular Agreement and Plan of Merger made and entered into as of the date hereof (the "Merger Agreement"), by and among FCI Trading Corp., Diesel Acquisition LLC ("Merger Sub"), Ferrell Companies, Inc. and the Company, it is contemplated that the Merger Sub will merge into the Company, with the Company being the surviving entity (the "Merger"); and

         WHEREAS, upon, and subject to, the closing of the Merger and particular other events related thereto and as further described in the Merger Agreement (the "Effective Date"), Purchaser desires to purchase, and the Partnership desires to sell, that aggregate dollar amount of common units of the Partnership, representing limited partner interests in the Partnership ("Common Units"), set forth across from the name of Purchaser on Schedule I hereto.

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, mutual covenants and agreements herein contained and intending to be legally bound hereby, the Partnership and Purchaser hereby agree as follows:

1.       Purchase of Units.

         (a) On the Effective Date and subject to the terms and conditions set forth herein, the Partnership shall, based upon the purchase price per Common Unit as determined in accordance with Section 2 below, sell to Purchaser, and Purchaser shall purchase from the Partnership, that aggregate dollar amount of Common Units set forth across from Purchaser's name on Schedule I hereto (the "Purchase Price").

         (b) Prior to the Stockholders' Meeting (as defined in the Merger Agreement), Purchaser shall deliver to the Paying Agent (as defined in the Merger Agreement), a letter of transmittal and letter of direction, each in form and substance satisfactory to the Partnership in its sole discretion. Such letters shall direct the Paying Agent, upon its receipt of the Merger Consideration (as defined in the Merger Agreement) to pay to the Partnership the applicable Purchase Price out of escrow, as detailed in the Merger Agreement, and to pay to the applicable Purchaser any remaining funds to which such Purchaser is entitled pursuant to the terms of the Merger Agreement.

         (c) Upon the Partnership's receipt of the Purchase Price from the Paying Agent, the Partnership shall cause the transfer agent for the Common Units to deliver to Purchaser a certificate evidencing and representing that number of Common Units purchased from the Partnership by Purchaser. No fractional Common Units shall be issued to Purchaser hereunder, but the number of Common Units to be issued pursuant to this Agreement shall be rounded up to the nearest whole number, in lieu of issuing the fraction of a Common Unit otherwise called for upon payment of the Purchase Price.

         (d) Purchase Price. The purchase price for each Common Unit sold hereunder shall be equal to the net proceeds (meaning the public offering price of the Common Units less underwriting discounts and commissions but before expenses of the Partnership) to the Partnership per Common Unit sold in the Partnership's anticipated public underwritten offering of Common Units in connection with the Merger.

         (e) Termination. This Agreement shall terminate upon the termination of the Merger Agreement.

2. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Partnership that the following representations are true and correct as of the date hereof, and shall be true and correct at and as of the Effective Date as though such representations and warranties were made at such time:

         (a) Purchaser is an "accredited investor" (as such term is defined in Rule 501 of Regulation D under the Securities Act, the text of which is set forth on Schedule II hereto).

         (b) Purchaser is (i) a citizen of the United States and is at least 21 years of age or (ii) a corporation or other legal entity formed and duly organized under the laws of the United States or a state thereof, and that the offer to purchase Common Units hereunder was made by the Partnership and accepted by Purchaser within the United States;

         (c) Purchaser has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and that such actions by Purchaser, if applicable, have been duly authorized by all requisite action, corporate, partnership or otherwise;

         (d) this Agreement and all other documents required of Purchaser to complete the purchase of the Common Units hereunder have been duly executed and delivered by Purchaser and constitute the legal, valid and binding obligation of Purchaser enforceable in accordance with their respective terms;

         (e) if Purchaser is an individual, Purchaser's payment to the Partnership for the Common Units to be purchased hereunder is either separate property or community property over which Purchaser has the right of control or of which Purchaser has the sole right of management;

         (f) if Purchaser is a corporation, trust, partnership or other or other legal entity, Purchaser is not an "investment company", as such term is defined in ss.3(a) of the Investment Company Act of 1940, as amended, or an entity which would be an "investment company" but for the exception provided for in ss.3(c)(1) or ss.3(c)(7) of such act;

         (g) the purchase of the Common Units by Purchaser is for Purchaser's own account, is for investment purposes only, and is not being made with a view to, nor for offer or sale in connection with, the distribution of such Common Units and Purchaser is not participating, does not have a participation in and does not contemplate any participation in, such a distribution or the underwriting of any such distribution;

         (h) Purchaser has no present intention of selling or otherwise disposing of the Common Units purchased hereunder in violation of (i) this Agreement, (ii) the Fourth Amended and Restated Partnership Agreement of the Partnership, dated February 18, 2003, as such may be amended from time to time subsequent to the date hereof (the "Partnership Agreement"), or (iii) the Securities Act or any other applicable Federal or state securities laws;

         (i) Purchaser is aware that neither the Securities and Exchange Commission (the "SEC") nor other Federal or state securities commission or governmental authority has approved or disapproved of the Common Units, made any finding or determination as to the fairness of an investment in the Partnership, nor made any recommendation or endorsement with respect thereto, and any representation to the contrary is a criminal offense;

         (j) Purchaser confirms that it understands and has fully considered and reviewed for purposes of the purchase of Common Units hereunder all documents filed with the SEC by the Partnership and its affiliates, all of which are publicly available via EDGAR (all such documents are collectively referred to herein as the "Public Filings");

         (k) Purchaser is able to bear the economic risk of the purchase of Common Units hereunder and is able to bear its investment in the Partnership for an indefinite period of time;

         (l) Purchaser understands that the Common Units purchased hereunder have not been registered under the Securities Act or the securities laws of any state and, therefore, cannot be sold, transferred or otherwise disposed of (other than in accordance with the terms of the Registration Rights Agreement dated as of the date hereof among the parties hereto) unless:

                  (i) such Common Units are subsequently registered under the Securities Act and any applicable securities laws of any state or exemptions from registration thereunder are available; and

                  (ii) such sale, transfer or disposal is in compliance with the terms of the Partnership Agreement and this Agreement;

                  Purchaser further understands that only the Partnership can take action to register the Common Units being sold hereunder and that the Partnership is under no obligation, and has no present plans, to do so;

         (m) Purchaser understands that (other than a sale in accordance with the terms of the Registration Rights Agreement dated as of the date hereof among the parties hereto) the Common Units purchased hereunder may be required to be held for an indeterminate period of time and that the sale or other transfer of such Common Units by Purchaser in reliance on Rule 144 under the Securities Act, if available to Purchaser, may be made only in limited amounts in accordance with the terms and conditions of Rule 144;

         (n) In addition to the other provisions of this Agreement and the Partnership Agreement, Purchaser agrees that in no event will Purchaser make a sale, transfer or other disposition of any of the Common Units purchased hereunder (other than in accordance with the terms of the Registration Rights Agreement dated as of the date hereof among the parties hereto) unless and until:

                  (i) Purchaser has notified the Partnership of its proposed disposition and has furnished the Partnership with a statement of the circumstances surrounding the proposed disposition; and

                  (ii) Purchaser has furnished the Partnership with an opinion of counsel satisfactory to the Partnership in its sole discretion to the effect (A) that such disposition will not require registration or qualification of such Common Units under federal or state securities laws or (B) that appropriate action necessary for compliance with such federal or state securities laws has been taken;

                  provided, however, the Partnership may expressly waive the requirements under clauses (i) and (ii) above.

         (o) all information that Purchaser has supplied to the Partnership or its respective representatives or agents, including the information included in this Agreement, is true and complete as of the date hereof, and unless otherwise made known to the Partnership or its representatives in writing, true and complete as of the Effective Date, with the same force and effect as if executed, made, or supplied, at the Effective Date;

         (p) Purchaser, or its principles, as the case may be, acknowledges that they have such knowledge and experience in financial, investing and business matters as to be capable of evaluating the risks and merits of purchasing Common Units pursuant to this Agreement and protecting their interests in connection with such purchase of the Common Units hereunder and investment in the Partnership;

         (q) Purchaser was not contacted by the Partnership or its representatives for the purpose of purchasing the Common Units hereunder through any advertisement, article, mass mailing, notice or any other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general advertising;

         (r) Purchaser confirms that, in making the decision to purchase Common Units hereunder, Purchaser has relied solely upon independent investigations made by Purchaser or representatives of Purchaser, including their own professional tax and other advisers and that Purchaser and such representatives have had access to and an opportunity to inspect all relevant information relating to the Partnership (including the Public Filings) sufficient to enable Purchaser to evaluate the merits and risks of their purchase of Common Units hereunder;

         (s) Purchaser has had the opportunity to ask questions of the representatives of the Partnership, including representatives of its general partner, and has received satisfactory answers respecting, and has obtained such additional information as Purchaser has desired regarding the business, financial condition and other affairs of the Partnership;

         (t) the completion, execution and delivery by Purchaser of this Agreement and all other documents required to complete the purchase of the Common Units hereunder and the performance by Purchaser of its obligations hereunder do not, and will not, violate any provision of law, any order of any court or other agency of government, and do not and will not result in a material breach of or constitute (with due notice or lapse of time or both) a material default under any provision of any indenture, agreement or other instrument to which Purchaser, or any of its properties or assets, is bound;

         (u) Purchaser is not acquiring Common Units hereunder with a view to realizing any benefits under the United States federal income tax laws with respect to Purchaser's share of any losses or expenses of the Partnership, and no representations have been made to Purchaser that any such benefits will be available as result of Purchaser's acquisition, ownership or disposition of such Common Units;

         (v) Purchaser has not borrowed, and shall not borrow, as the case may be, any portion of the funds necessary to purchase Common Units hereunder, either directly or indirectly, from the Partnership, its general partner or any affiliate of the foregoing;

         (w)      for United States tax purposes:

                  (i) Purchaser certifies that its name, taxpayer identification or social security number and address set forth on Schedule I are correct;

                  (ii) Purchaser certifies that it is not a non-resident alien individual, foreign corporation, foreign partnership, foreign trust or foreign estate (as defined in the Internal Revenue Code of 1986, as amended) and that it will notify the Partnership within sixty (60) days of a change to foreign status and its new country of residence; and

                  (iii) Purchaser agrees to execute properly and provide to the Partnership in a timely manner any tax documentation that may reasonably be required by the Partnership in connection with its ownership on Common Units.

3. Representations and Warranties of the Partnership. The Partnership represents and warrants to Purchaser that:

         (a) the Partnership is duly formed, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to own and hold the properties and assets it now owns and holds and to carry on its businesses as and where such properties are now owned or held and such business is now conducted;

         (b) the Partnership is duly licensed or qualified to do business as a foreign entity, as applicable, and is in good standing in each jurisdiction in which the character of the properties and assets now owned or held by it or the nature of the business now conducted by it requires it to be so licensed or qualified and where the failure so to qualify would not reasonably be expected to have, individually or in the aggregate, an adverse change in or effect on the ability of the Partnership to consummate any of the transactions contemplated hereby;

         (c) this Agreement has been duly authorized, executed and delivered by the Partnership and is the legal, valid and binding obligation of the Partnership, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and that the Board of Directors of the Partnership's general partner on behalf of the Partnership has approved this Agreement and the transactions contemplated hereby; no vote of any other equity holder of the Partnership is required for approval of this Agreement;

         (d) except for any required filings with the SEC or the State of Delaware, the execution and delivery of this Agreement do not, and the fulfillment and compliance with the terms and conditions hereof and the consummation of the transactions contemplated hereby will not (i) conflict with any of, or require the consent of any person or entity under, the terms, conditions or provisions of the charter documents or bylaws or equivalent governing instruments of the Partnership, (ii) violate any provision of, or require any consent, authorization or approval under, any law or administrative regulation or any judicial, administrative or arbitration order, award, judgment, writ, injunction or decree applicable to the Partnership, (iii), conflict with, result in a breach of, constitute a default under (whether with notice or the lapse of time or both) or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under, any contract or agreement to which the Partnership is a party or by which the Partnership is bound or to which any asset of the Partnership is subject, or
(iv) result in the creation of any lien, charge or encumbrance on the assets or properties of the Partnership under any such contract or agreement;

         (e) the Partnership is not in default under, and no condition exists that with notice or lapse of time or both would constitute a default under, (i) any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money to which it or any of its properties are bound, (ii) any judgment, order or injunction of any court, arbitrator or governmental agency, or (iii) any other contract or agreement, except for such defaults and conditions that, individually or in the aggregate, would not reasonably be expected to have an adverse change in or effect on the ability of the Partnership to consummate any of the transactions contemplated hereby;

         (f) the Common Units to be issued hereunder and sold to Purchaser are duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable (except as non-assessability may be affected by certain provisions of the Delaware Revised Uniform Limited Partnership Act); and

         (g) Since July 31, 2000, (i) the Partnership has made all filings required to be made by the Securities Act and the Securities Exchange Act of 1934, as amended ("Exchange Act"); (ii) all filings by the Partnership with the SEC, at the time filed (in the case of documents filed pursuant to the Exchange
Act) or when declared effective by the SEC (in the case of registration statements filed under the Securities Act) complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act;
(iii) no such filing, at the time described above, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; and (iv) all financial statements contained or incorporated by reference therein complied as to form when filed or, if applicable, as restated, in all material respects with the rules and regulations of the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), and fairly presented in all material respects the financial condition and results of operations of the Partnership and its subsidiaries, as applicable, at and as of the respective dates thereof and the consolidated results of its operations and changes in cash flows for the periods indicated (subject in the case of unaudited statements, to normal year-end audit adjustments).

4. Legend on Certificates. All certificates representing the Common Units to be issued and sold by the Partnership hereunder shall bear a restrictive legend in substantially the following form:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED, UNLESS SOLD OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH AGREEMENT UNDER WHICH THEY WERE PURCHASED, THE LIMITED PARTNERSHIP AGREEMENT OF FERRELLGAS PARTNERS, L.P. AS IN EFFECT AT THE TIME OF SALE OR TRANSFER AND (I) SUCH SECURITIES HAVE BEEN REGISTERED UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR (II) AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND A LEGAL OPINION STATING THAT SUCH EXEMPTION IS AVAILABLE HAS BEEN SUBMITTED TO FERRELLGAS PARTNERS, L.P. BY COUNSEL TO THE HOLDER OF THIS CERTIFICATE, IN FORM AND SUBSTANCE ACCEPTABLE TO FERRELLGAS PARTNERS, L.P. IN ITS SOLE DISCRETION."

5. Indemnification. Purchaser acknowledges that the Partnership's offer and sale of Common Units hereunder is based partially upon the representations, warranties, covenants, agreements and other information contained herein and made by Purchaser. Purchaser hereby agrees to indemnify and hold harmless the Partnership, its general partner and their respective directors, officers, partners, employees, consultants, representatives and agents against and from any and all causes of action, charges, claims, damages, demands, liabilities, losses, obligations, penalties and other recoveries and any and all related costs and expenses (including, without limitation, reasonable attorneys' fees) arising, directly or indirectly, from:

         (a) any material breach by Purchaser of the representations, warranties or covenants made by Purchaser herein or in any other material supplied by Purchaser and related to the subject matter herein;

         (b)      any material omission of fact by Purchaser herein; and

         (c) any sale, transfer or other distribution of the Common Units purchased hereunder by Purchaser in violation of the Securities Act or any securities laws of any applicable state or in violation of this Agreement or the Partnership Agreement.

6. No Duty to Transfer in Violation Hereunder. The Partnership shall not be required to:

         (a) to transfer on its books any of the Common Units issued hereunder that have been sold or transferred in violation of any of the provisions set forth herein, the Partnership Agreement or the Securities Act; or

         (b) to treat as the owner of such Common Units, to accord the right to vote as such owner or to pay distributions to, any transferee to whom such Common Units have been so sold or transferred in violation of any of the provisions set forth herein, the Partnership Agreement or the Securities Act.

7. Notice. Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other (herein collectively called "Notice") shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

                     If to the Partnership, addressed to:

                     Ferrellgas Partners, L.P.
                     One Liberty Plaza
                     Liberty, Missouri  64068
                     Telecopy: (816) 792-6979
                     Attention: Kenneth A. Heinz,
                     Senior Vice President, Corporate Development

                     If to Purchaser, addressed to Purchaser's address set forth on Schedule I hereto.

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by telecopier shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.

8. Lock-up Agreement. Purchaser covenants and agrees that Purchaser will execute and deliver a lock-up agreement in form and substance satisfactory to the underwriter in connection with the Partnership's proposed public offering of Common Units, which lock-up agreement shall be the same as the lock-up agreement required of the Partnership's directors, but in no case shall be for a period in excess of 90 days after the Effective Date.

9.       Successors and Assigns.

         (a) This Agreement will inure to the benefit of the successors and assigns of the Partnership and, subject to the restrictions on sale and transfer set forth in this Agreement and the Partnership Agreement, be binding on Purchaser and Purchaser's heirs, executors, administrators, successors and assigns. Purchaser may assign its rights and obligations hereunder prior to the earlier of (i) the Stockholders' Meeting or (ii) five (5) days prior to the commencement of the Offering to (A) any wholly-owned subsidiary corporation of such Purchaser or (B) during Purchaser's lifetime, to any of Purchaser's Affiliates (as defined below) (either, a "Permitted Assignee"), provided that an assignment to a spouse under this Section must be made during marriage and not incident to divorce, provided, further, that any assignment of this Agreement shall be made only in connection with a sale or any other disposition of Company Common Stock (as defined in the Merger Agreement) owned by Purchaser; and provided, finally, that prior to any such assignment of this Agreement, such Permitted Assignee shall execute and deliver to the Partnership an assignment instrument, in form and substance satisfactory to the Partnership, wherein such Permitted Assignee (w) adopts this Agreement and the Voting Agreement dated as of the date hereof to which Purchaser and the Partnership are parties as if the Permitted Assignee was an original signatory hereto, (x) assumes the obligations hereunder and thereunder, (y) affirms Purchaser's representations and warranties with respect to the Permitted Assignee and (z) makes such other representations and warranties as are reasonably requested by the Partnership based on the Permitted Assignee's status or type of entity. Notwithstanding anything to the contrary contained herein, any proposed assignment of this Agreement by Purchaser shall at all times be subject to the approval of the Partnership in its sole discretion with respect to the number of proposed Permitted Assignees.

         (b) For purposes of this Agreement, (i) "Affiliate" means (A) any Other Permitted Transferee of Purchaser; (B) any inter vivos trust whose principal beneficiary is Purchaser or any Other Permitted Transferee of Purchaser created during their respective lifetimes and not as a result of death; and (C) the legal representative or guardian of Purchaser or any Other Permitted Transferee of Purchaser appointed during their respective lifetimes and not as a result of death; and (ii) "Other Permitted Transferee" means (A) any person related by lineal or collateral consanguinity to Purchaser or to the spouse of Purchaser; (B) the spouse of Purchaser or of any person described in clause (A); and (C) all persons related to those persons described in clause (A) or clause (B) by lineal or collateral consanguinity. For purposes of this definition of "Other Permitted Transferee," (x) adopted persons shall be considered the natural born child of their adoptive parents; (y) lineal consanguinity is that relationship that exists between persons of whom one is descended (or ascended) in a direct line from the other, as between son, father, grandfather, great-grandfather; and (z) collateral consanguinity is that relationship that exists between persons who have the same ancestors, but who do not descend (or ascend) from the other, as between uncle and nephew, or cousin and cousin.

10. Amendment and Waiver. No supplement, modification, amendment or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

11. Survival. All representations, warranties, understandings, covenants and agreements contained in this Agreement (including, without limitation, the indemnification provisions hereof) shall survive the execution of this Agreement, the issuance and delivery of the Common Units purchased hereunder and the death, disability, liquidation, dissolution or termination (as applicable) of Purchaser.

12. Governing Law. This Agreement shall be governed by, construed under, and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of laws rules.

13. Execution in Counterparts. This Agreement may be executed in multiple counterparts and by facsimile each of which shall be deemed an original and all of which shall constitute one instrument.

14. Further Assurances. In connection with this Agreement and the transactions contemplated hereby, Purchaser shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

15. Severability. If any provision of this Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted legislation or by decree of a court of last resort, the Partnership or its representatives and Purchaser shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable and amend this Agreement accordingly, but all of the remaining provisions of this Agreement shall remain in full force and effect.

16. Entire Agreement. This Agreement and any documents referenced herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Purchaser agrees that:

         (a) no person or entity, other than the Partnership or its their respective agents and representatives, has made any representation, warranty, covenant or agreement relating to this Agreement or the Common Units to be purchased hereunder, other than those expressly set forth herein; and

         (b) Purchaser has not relied upon any representation, warranty, covenant or agreement relating to this Agreement or the Common Units to be purchased hereunder, other than those referred to in clause (a) immediately above.

17.      Construction and Captions.  Unless the context requires otherwise:

         (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa;

         (b) the term "include" or "includes" means includes, without limitation, and "including" means including, without limitation; and

         (c) The section headings appearing herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement in multiple counterparts as of the date first above written.

                          FERRELLGAS PARTNERS, L.P.

                          By:  FERRELLGAS, INC.,
                               its general partner

                          By:       /s/ Kenneth A. Heinz
                               --------------------------------------------
                               Kenneth A. Heinz
                               Senior Vice President, Corporate Development



                          PURCHASER


                              /s/ Billy D. Prim
                          --------------------------------------------------
                          Billy D. Prim


                                 Signature Page

                                   SCHEDULE I



PURCHASER

                                                     AGGREGATE DOLLAR AMOUNT OF           PURCHASER'S TAXPAYER IDENTIFICATION OR
       PURCHASER'S NAME AND PRINCIPAL ADDRESS          COMMON UNITS PURCHASED                     SOCIAL SECURITY NUMBER
       --------------------------------------     ---------------------------------       ---------------------------------------
1.     Billy D. Prim                                          $15,000,000
       104 Cambridge Plaza Drive
       Winston-Salem, North Carolina 27104




                                 Schedule I - 1

                                   SCHEDULE II

         The term "accredited investor," as defined in Rule 501 of Regulation D under the Securities Act and in the context of the Common Units subject to this Agreement, means any person or entity that comes within any of the following categories at the time of the purchase of the Common Units by that person or entity and the issuance thereto of such Common Units by the Partnership.

2. (a) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

         (b) any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

         (c) any insurance company as defined in Section 2(a)(13) of the Securities Act;

         (d) any investment company registered under the Investment Company of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act;

         (e) any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

         (f) any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

         (g) any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

3. any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

4. any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Common Units being issued and sold hereunder, with total assets in excess of $5,000,000;

5. any director, or executive officer of the general partner of the Partnership;

6. any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase of the Common Units exceeds $1,000,000;

7. any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;


                                 Schedule II-1

8. any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Units being issued and sold hereunder, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; and

9.       any entity in which all of the equity owners are accredited investors.


                                 Schedule II-2